Exhibit 10.1

SIXTH OMNIBUS AMENDMENT

This Sixth Omnibus Amendment (“Sixth Omnibus Amendment”) is made and entered into as of January 1, 2024 (“Amendment Effective Date”), by and between, on the one hand, Augmedix Operating Corp. f/k/a Augmedix, Inc. (“Augmedix”) and, on the other hand, Dignity Health (“DH”), Dignity Health Medical Foundation (“DHMF”), and Pacific Central Coast Health Centers (“PHC” and, together with the DH and DHMF, the “Client”), and amends:

(1)	That certain Amended and Restated Statement of Work, dated January 24, 2019, as amended, by and between DH and Augmedix (the “DH-SOW No. 1”); and

(2)	That certain Statement of Work No. 2, dated March 2, 2020, as amended, by and between DH and Augmedix (the “DH-SOW No. 2”); and

(3)	That certain Statement of Work, dated July 3, 2016, as amended, by and between DHMF and Augmedix (the “DHMF-SOW”); and

(4)	That certain Statement of Work, dated January 26, 2016, as amended, by and between PHC and Augmedix (the “PHC-SOW” and, together with the DH-SOW No. 1, DH-SOW No. 2, and DHMF-SOW, the “Dignity SOW(s)”).

WHEREAS, Dignity Health (for itself and on behalf of its affiliates) and Augmedix entered into that certain Services Agreement, dated September 1, 2015 (the “Agreement”).

WHEREAS, Dignity Health has affiliated with Catholic Health Initiatives, which has been renamed CommonSpirit Health (f/k/a Catholic Health Initiative), a Colorado non-profit corporation (“CommonSpirit”), and become the parent company of Dignity Health; and

WHEREAS, CommonSpirit Health, Dignity Health, and Augmedix agreed to assign the Agreement to CommonSpirit Health, effective October 20, 2022, so that CommonSpirit and its affiliates may order products, services, and subscriptions from Augmedix through the Agreement.

NOW, THEREFORE, in consideration of the mutual benefits and promises between the parties, the sufficiency of which each party hereby acknowledges, the Dignity SOWs are hereby amended as follows:

1. Term. Notwithstanding anything to the contrary in the Dignity SOWs, this Sixth Omnibus Amendment extends the Term of the Dignity SOWs through and including March 31, 2024, unless earlier terminated in accordance with the Agreement.

2. CommonSpirit Enterprise Agreement. Notwithstanding the extension of the Dignity SOWs through and including March 31, 2024, the parties acknowledge that Augmedix and CommonSpirit intend to discuss and negotiate in good faith the terms and conditions of an enterprise wide CommonSpirit agreement for the provision of the Services to its member organizations. Upon execution of a definitive enterprise agreement between Augmedix and CommonSpirit, the Agreement and associated Dignity SOWs shall terminate and the enterprise agreement between Augmedix and CommonSpirit will govern Augmedix’s provision of the Services to all CommonSpirit member organizations, including DH, DHMF and PHC.

3. General. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Dignity SOWs and the Agreement. This Sixth Omnibus Amendment is hereby incorporated into the Dignity SOWs by reference. Except as expressly amended herein, all other terms of the Dignity SOWs are hereby confirmed and remain in full force and effect. To the extent that there is any conflict between the terms of this Sixth Omnibus Amendment and those of the Agreement or the Dignity SOWs, the terms of this Sixth Omnibus Amendment shall control. This Sixth Omnibus Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties and any full and complete copy thereof shall constitute an original. When signed in pen ink, such documents may be delivered by facsimile transmission or by scanned email attachment, and said copies shall be treated in all respects as original.

Omnibus Amendment	Page1
Augmedix – Dignity Health

AGREED AND ACCEPTED

DIGNITY HEALTH		AUGMEDIX Operating Corp. F/K/A Augedix Inc.

By	/s/ Lawrence Blumenthal	By	/s/ Manny Krakaris

Name	Lawrence Blumenthal	Name	Manny Krakaris

Title	System VP of Finance	Title	CEO

Date	January 5, 2024	Date	January 5, 2024

DIGNITY HEALTH MEDICAL FOUNDATION

By	/s/ Lawrence Blumenthal

Name	Lawrence Blumenthal

Title	System VP of Finance

Date	January 5, 2024

PACIFIC CENTRAL COAST HEALTH CENTERS

By	/s/ Lawrence Blumenthal

Name	Lawrence Blumenthal

Title	System VP of Finance

Date	January 5, 2024

Omnibus Amendment	Page 2
Augmedix – Dignity Health